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                SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 2002

SUBADVISORY ARRANGEMENTS

The following portfolio manager changes have been made to the All Cap Growth
Trust:

     A I M CAPITAL MANAGEMENT, INC. - ALL CAP GROWTH TRUST

     David P. Barnard, Ryan E. Crane and Jay K. Rushin are no longer members of the team that manages the All Cap Growth Trust. Robert M. Kippes and Kenneth A. Zschappel continue as portfolio managers of the All Cap Growth Trust.


                   THE DATE OF THIS SUPPLEMENT IS JULY 1, 2002

MIT.Supp.070102